UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 25, 2006

Global Aircraft Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-28575	84-1108499
(State of Incorporation)	(Commission File Nunber)	(IRS Employer Identification No.)

P.O. Box 23009 Tucson, AZ 85734
(Address of principal executive offices)

(520) 294-3481
(Registrant's telephone number, including area code)

Formerly Renegade Venture (NEV) Corporation
(Former Name or Former Address if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c).

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS — This report and the exhibit or exhibits attached hereto, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to management’s good faith expectations and beliefs, which are subject to inherent uncertainties which are difficult to predict, and may be beyond the ability of the Company to control. Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.

The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company or its subsidiaries or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements which may be made to reflect events or circumstance after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances. For additional information about risks and uncertainties that could adversely affect the Company’s forward-looking statements, please refer to the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.

ITEM 2.02.      Results of Operations and Financial Condition

On April 25, 2006, Global Aircraft Solutions, Inc. (the “Company”) issued a press release reporting certain profits on aircraft sales from its interest in Jetglobal, LLC, for the quarter ended March 31, 2006. The Company reported that during the first quarter of 2006, Jetglobal sold six ex-Delta B737-200 aircraft. The Company reported that three of the six were sold to Northern Air Cargo, two to Air Phillipines, and one to Binfirnas Airlines. The Company further reported that collectively, these six aircraft were sold for approximately $9.5 million yielding a gross profit margin consistent with Jetglobal’s aircraft arbitrage business model targeting gross profit margins in excess of 50%. The Company reported that it would book its 30% share of the net profit from the sale of these six aircraft in the first quarter 2006.

However, upon review of the Company’s first quarter financial results by the Company’s independent audit firm, it was determined that although the sale agreements for the six aircraft in question were executed in the first quarter 2006, the announced JetGlobal sales transactions did not meet all GAAP tests for booking the aircraft sale transactions in the quarter in which the sale agreements were executed. All six of the 737-200 aircraft sales subsequently met all GAAP tests for delivery and booking in the second quarter 2006. Consequently, contrary to the press release and SEC form 8K filing dated April 25, 2006, Global is booking no net profit from Jetglobal in the first quarter 2006, related to the sale agreements for the aforementioned six aircraft.

On May 16, 2006 the Company issued a Press Release setting forth the financial results for the first quarter ended March 31, 2006 inclusive of a statement and explanation of the amended accounting treatment for the six aircraft described above. The original April 25, 2006 Press Release and the current May 16, 2006 Press Release are furnished hereto as Exhibit 99.1 and Exhibit 99.2 respectively and incorporated by reference into this Item 2.02.

The Press Release contains discussions of EBITDA (earnings before interest, taxes, depreciation and amortization-adds depreciation and amortization to income) for the first quarter 2006 which is a non-GAAP financial measure. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts that are excluded from the most comparable measure so calculated and presented. In this regard GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company reports this financial calculation because it is (i) useful to investors and other users of our financial information in evaluating operating financial performance; and (ii) a common benchmark used by investors to evaluate and determine current operating expense efficiency and operating profitability on a more variable cost basis by excluding the depreciation and amortization expenses related primarily to capital expenditures and acquisitions that occurred in prior years. The comparable GAAP reconciliation is the earnings reported in the Company’s financial statements that are prepared in accordance with GAAP as EBITDA is a measure from GAAP earnings by adding back the interest, taxes, depreciation and amortization.

The information in the press releases and in this Item 2.02 is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities and Exchange Act of 1934 or the Securities Act of 1933 only if, and to the extent that, such subsequent filing specifically references such information.

ITEM 7.01.      REGULATION FD DISCLOSURE

The information included in Item 2.02 of this Form 8-K, including the press release attached as Exhibit 99.1, is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Securities and Exchange Act of 1934 or the Securities Act of 1933 only if, and to the extent that, such subsequent filing specifically references the information incorporated by reference herein.

ITEM 9.01.      Financial Statements and Exhibits

(a)      None
(b)      None
(c)     Exhibits

Exhibit No.         Document

99.1	Copy of April 25, 2006 Press Release

99.2	Copy of May 16, 2006 Press Release

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     May 16, 2006

Global Aircraft Solutions, Inc. (Registrant) By: /s/ John Sawyer Name: John Sawyer Title: President